UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2026

Maravai LifeSciences Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39725	85-2786970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle Suite 200 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 546-0004
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MRVI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2026, Maravai LifeSciences Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). On March 27, 2026, the record date for the Annual Meeting, the Company had an aggregate of 258,180,170 shares of common stock outstanding, consisting of 147,496,090 shares of Class A common stock and 110,684,080 shares of Class B common stock (together, the “Common Stock”). The holders of a total of 236,082,968 shares of Common Stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the Company’s shareholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s shareholders elected the following nominees for director to serve for three-year terms expiring at the Company’s 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until his or her earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bernd Brust	182,998,545.00	19,825,453.49	33,258,969.51
Gregory T. Lucier	179,514,826.00	23,309,172.49	33,258,969.51
Luke Marker	182,239,834.00	20,584,164.49	33,258,969.51

Proposal No. 2: Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified by the Company’s shareholders.

Votes For	Votes Against	Abstentions
234,492,897.00	1,246,939.00	343,132.00

Proposal No. 3: Proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement for the Annual Meeting.

The Company’s shareholders approved, on a non-binding and advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
200,054,156.49	2,457,403.00	312,439.00	33,258,969.51

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARAVAI LIFESCIENCES HOLDINGS, INC.

Date: May 29, 2026	By:	/s/ Rajesh Asarpota
	Name:	Rajesh Asarpota
	Title:	Chief Financial Officer